1 NYSE: STT January 17, 2025 Exhibit 99.3

4Q24 and FY2024 highlights

All comparisons are to corresponding prior year period unless otherwise noted

FY2024 & 4Q24 highlights

FY2024 Highlights

- Total revenue of **$13.0B**, up 9%; **up 6%** ex-notables; Fee revenue up 7%; **up 6%** ex-notables; NII **up 6%**; Expenses of **$9.5B**, down (1)%; **up 4%** ex-notables[A]
- Positive operating leverage of 9.4%pts and **2.0%pts** ex-notables; Positive fee operating leverage of 7.7%pts and **2.1%pts** ex-notables[A]
- Pre-tax margin of **26%**; **28%** ex-notables; ROE of **11%**; **12%** ex-notables; ROTCE of **18%**; **19%** ex-notables[A]
- EPS of **$8.21**, up 47%; $8.67, **up 13%** ex-notables[A]
- **87% total payout ratio**; returned **$2.2B** to common shareholders, including **$1.3B** in share repurchases[1]

4Q24 Highlights

- Total revenue of **$3.4B**, up 12%; Fee revenue **up 13%**; NII **up 10%**; Total expenses of **$2.4B**, down (14)%; **up 8%** ex-notables[A]
- Pre-tax margin of **28%**; **30%** ex-notables; ROE of **13%**; **13%** ex-notables; ROTCE of **20%**; **21%** ex-notables[A]
- EPS of **$2.46**, as compared to $0.55 in 4Q23; $2.60, **up 27%** ex-notables[A]
- Returned **$770M** to common shareholders, including **$550M** of share repurchases[1]

Strong business momentum

Investment Servicing

- **Delivered against full year goal** of $350-400M in new **Servicing fee revenue wins with $377M**[2]
- **Achieved full year goal** of 6-8 new State Street Alpha® mandates **with 7 new Alpha mandates**[3]
- 2024 AUC/A wins of over **$2.3T**, including **$1.1T** in 4Q24; AUC/A yet to be installed of **$3.0T**[3]

Investment Management

- **AUM of $4.7T** at year-end with **net inflows of $146B in 2024**, including **record ETF net inflows of $109B** and **record ETF AUM**[3]
- **Expanded ETF market share** in U.S. Low Cost and in EMEA

Markets & Financing

- In 2024, strong FX Trading volumes up **~15%** YoY; average loans up **14%** YoY

Strategic initiatives

- **Transformation:** Advanced transformation of operating model with consolidation of the final operations joint venture in India in 2024
- **Productivity:** Efforts generated YoY recurring savings of **~$500M** in 2024[4]
- **Investments:** Fully self-funded **~$375M** of incremental technology and business growth investments during 2024[4]

[A] These are non-GAAP presentations; refer to the Appendix for a reconciliation of ex-notable items and further explanations of non-GAAP measures.
Refer to the Appendix included with this presentation for endnotes 1 to 26.

2 STATE STREET

Summary of 4Q24 and FY2024 financial results

Financial results

(GAAP; $M, except EPS data, or where otherwise noted)	Quarter 4Q24	%Δ 3Q24	%Δ 4Q23	Full Year 2024	%Δ 2023
Revenue:					
Servicing fees	$1,283	1%	6%	$5,016	2%
Management fees	576	9	20	2,124	13
Foreign exchange trading services	360	(4)	17	1,401	11
Securities finance	118	2	22	438	3
Software and processing fees	259	25	9	888	9
Other fee revenue	66	(47)	nm	289	61
Total fee revenue	**2,662**	**2**	**13**	**10,156**	**7**
Net interest income	**749**	**4**	**10**	**2,923**	**6**
Other income	1	nm	nm	(79)	73
Total revenue	**$3,412**	**5%**	**12%**	**$13,000**	**9%**
Provision for credit losses	12	(54)%	(40)%	75	63%
Total expenses	**$2,440**	**6%**	**(14)%**	**$9,530**	**(1)%**
Net income before income taxes	$960	4%	nm	$3,395	47%
Net income	**$783**	**7%**	**nm**	**$2,687**	**38%**
Diluted earnings per share	**$2.46**	**9%**	**nm**	**$8.21**	**47%**
Return on average common equity	**12.7%**	**0.7%pts**	**9.6%pts**	**11.1%**	**2.9%pts**
Return on average tangible common equity[A]	**20.3%**	**1.0%pts**	**15.2%pts**	**17.9%**	**4.6%pts**
Pre-tax margin	**28.1%**	**(0.3)%pts**	**21.5%pts**	**26.1%**	**6.7%pts**
Tax rate	**18.4%**	**(2.7)%pts**	**22.8%pts**	**20.8%**	**4.7%pts**
Ex-notable items, non-GAAP[A]*:*					
Total revenue	*$3,412*	*5%*	*12%*	*$13,000*	*6%*
Total expenses	*$2,382*	*3%*	*8%*	*$9,342*	*4%*
Diluted earnings per share	*$2.60*	*15%*	*27%*	*$8.67*	*13%*
Return on average common equity	*13.5%*	*1.5%pts*	*1.9%pts*	*11.7%*	*0.4%pts*
Return on average tangible common equity	*21.4%*	*2.1%pts*	*2.4%pts*	*18.9%*	*0.6%pts*
Pre-tax margin	*29.8%*	*1.4%pts*	*2.8%pts*	*27.6%*	*1.2%pts*
Tax Rate	*18.9%*	*(2.2)%pts*	*1.0%pts*	*21.1%*	*2.3%pts*

Notable items

($M, except EPS data)	Quarters[A] 4Q23	3Q24	4Q24
Deferred compensation expense acceleration[B]	-	-	($79)
FDIC special assessment[C]	($387)	-	31
Repositioning charges and other notable items (net)[D]	(233)	-	(10)
Total notable items (pre-tax)	**($620)**	**-**	**($58)**
Income tax impact from notable items	(156)	-	(17)
EPS impact	**($1.49)**	**-**	**($0.14)**

[A] These are non-GAAP presentations; refer to the Appendix for further explanations of non-GAAP measures, and for endnotes 1 to 28; refer to the Addendum to this presentation for a complete listing of notable items in FY2023 and FY2024, including those occurring outside of 4Q23, 3Q24 and 4Q24.

[B] 4Q24 deferred compensation expense acceleration of $79M related to prior period incentive compensation awards to align State Street's deferred pay mix with peers. The acceleration allows for an increase in the immediate versus the deferred portion of incentive compensation in future periods.

[C] 4Q23 FDIC special assessment of $387M reflected in Other expenses. 4Q24 FDIC special assessment release of $31M related to a reduction in the special assessment from the FDIC reflected in Other expenses.

[D] 4Q23 repositioning charges and other notable items (net) of $233M represents $182M reflected in Compensation and employee benefits, $21M reflected in Occupancy costs, $41M reflected in Information systems and communications and $4M reflected in Other expenses, primarily associated with operating model changes, partially offset by an Acquisition and restructuring benefit of $15M. 3Q24 repositioning charges and other notable items (net) of $0 represents an $81M loss on sale related to a repositioning of the investment portfolio reflected in Other income, offset by a $66M gain on sale of equity investment reflected in Other fee revenue and a $15M revenue-related recovery reflected in FX trading services revenue. 4Q24 repositioning charges and other notable items (net) of $10M represents a $13M charge reflected in Occupancy and a $12M charge reflected in Other expenses, partially offset by a $15M release reflected in Compensation and employee benefits associated with operating model changes.

3 STATE STREET

4 AUC/A ($T, as of period-end) 3 Market indices5 • Up 11% YoY mainly due to higher quarter- end market levels and flows • Flat QoQ primarily driven by higher quarter-end market levels, offset by the impact of currency translation • Up 15% YoY mainly driven by higher quarter-end market levels and net inflows • Flat QoQ largely reflecting net inflows, offset by the impact of currency translation AUM ($B, as of period-end) 3 Flat Flat $41.8 $46.8 $46.6 4Q23 3Q24 4Q24 4Q23 3Q24 4Q24 $4,102 $4,732 $4,715 +11% +15% A Line items may not sum to total due to rounding. Refer to the Appendix included with this presentation for endnotes 1 to 26. Select industry flows6 3Q24 4Q23 Equity & Bond Indices: EOP 2% 23% Daily Avg 7 32 EOP (8) 1 Daily Avg (2) 12 EOP (8) 5 Daily Avg 2 16 EOP (1) 16 Daily Avg 4 26 EOP (5) (2) Daily Avg (1) 6 Volatility Indices: VIX Daily Avg 2% 14% JPM G7 FX Daily Avg 9 11 JPM EM FX Daily Avg 10 13 Specials Volumes: S&P Global Industry Specials Avg Volume 7% 5% S&P U.S. Industry Specials Avg Volume 13 13 (% change) 4Q24 vs S&P 500 MSCI EAFE MSCI EM MSCI ACWI Bloomberg Global Agg 4Q23 3Q24 4Q24 Long Term Funds $(207) $(117) $(131) Money Market 154 230 355 ETF 265 288 427 North America Total 212 401 651 EMEA Total 115 255 244 Total flowsA ($B)

5 Servicing fees of $1,283M Up 6% YoY and 1% QoQ • Up 6% YoY as higher average market levels and net new business were partially offset by pricing headwinds and lower client activity/adjustments, and included the impact of a previously disclosed client transition • Up 1% QoQ mainly due to higher client activity/adjustments and net new business Servicing fees ($M) 4Q24 performance 1,128 1,136 1,146 1,167 1,184 84 4Q23 92 1Q24 93 2Q24 99 3Q24 99 4Q24 $1,212 $1,228 $1,239 $1,266 $1,283 Investment Services business momentum • New 4Q24 servicing fee revenue wins of $154M, mainly driven by a large, multiregional win with an APAC Asset Owner2 – FY2024 servicing fee revenue wins of $377M, with ~85% related to Back office wins • $346M of servicing fee revenue to be installed as of 4Q24 quarter- end, up $76M YoY and $58M QoQ2 • $1.1T in new servicing AUC/A wins in 4Q243 – FY2024 new servicing AUC/A wins of over $2.3T, with $1.2T driven by Alpha +6% Back office services Middle office services 5% 18% YoY % $501 $474 $291 $466 $1,098 2,302 2,576 2,390 2,354 2,988 103 67 72 84 154 Performance indicators AUC/A wins3 ($B) AUC/A to be installed3 ($B) Servicing fee rev. wins2 ($M) +1% Refer to the Appendix included with this presentation for endnotes 1 to 26.

6 • ETF: Strong net inflows of $65B, which contributed to record FY2024 ETF net inflows of $109B and franchise record ETF AUM of $1.6T; market share gains across U.S. Low Cost, Fixed Income and in EMEA • Institutional: Net inflows of $26B in 4Q24 led by Index Fixed Income, Index Equity and multi-asset solutions, including U.S. Defined Contribution • Cash: FY2024 net inflows of $32B across the Cash franchise, following a record year for Cash net inflows in FY2023 Management fees ($M) 4Q24 performance Management fees of $576M up 20% YoY and 9% QoQ • Up 20% YoY and 9% QoQ primarily due to higher average market levels and net inflows • Investment Management 4Q24 pre-tax margin of 32% Performance indicators ($B) 3 4Q23 1Q24 2Q24 3Q24 4Q24 $479 $510 $511 $527 $576 Investment Management business momentum3 AUM $4,102 $4,299 $4,369 $4,732 $4,715 Net flows (QoQ) 95 (14) (6) 100 64 Refer to the Appendix included with this presentation for endnotes 1 to 26. +9% +20%

Markets, Software and processing, and Other fee revenue

Markets, Software & processing, and Other fees

(Ex-notable items, non-GAAP, $M)[A]



$674
$684
$706
$742
$803
YoY %
FX trading
307
331
336
359
360
17%
Securities finance
97
96
108
116
118
22%
Software & processing
237
207
214
208
259
9%
Other fees[7]
33
50
48
59
66
nm
4Q23
1Q24
2Q24
3Q24
4Q24

4Q24 performance

(Ex-notable items, non-GAAP, $M)[A]

- **FX trading services of $360M**
  - Up 17% YoY primarily due to higher volumes and higher spreads associated with an increase in FX volatility
  - Flat QoQ as higher spreads associated with an increase in FX volatility were offset by lower volumes
- **Securities finance of $118M**
  - Up 22% YoY and 2% QoQ mainly due to higher client lending balances, partially offset by lower spreads
- **Software and processing fees of $259M**
  - Up 9% YoY primarily due to higher Front office software and data revenue associated with CRD
  - Up 25% QoQ mainly driven by higher On-premises renewals in Front office software and data
- **Other fee revenue of $66M**[7]
  - Increased $33M YoY largely due to better FX and market-related adjustments, including the absence of the impact of the Argentine peso devaluation in the prior year period

[A] These are non-GAAP presentations; refer to the Appendix for a reconciliation of ex-notable items and further explanations of non-GAAP measures.
Refer to the Appendix included with this presentation for endnotes 1 to 26.

7

STATE STREET

8 • Record quarter for Front office new bookings at $48M in 4Q24 • 4Q24 annual recurring revenue (ARR) increased 19% YoY, driven by 25+ SaaS client implementations and conversions since 4Q23 • Achieved our FY2024 Alpha new mandates target with 7 new Alpha mandates, supported by 2 new Alpha mandates in 4Q243 89 94 101 106 109 33 31 29 29 44 52 18 42 4Q23 1Q24 2Q24 3Q24 4Q24 $179 $144 $152 $146 $197 15 8 • Up 10% YoY primarily due to continued strong Software-enabled revenue growth, partially offset by lower On-premises renewals • Up 35% QoQ primarily driven by higher On-premises renewals and Professional services revenue growth ($M) 4Q23 3Q24 4Q24 Front office metrics New bookings10 $32 $10 $48 ARR11 315 356 375 Uninstalled revenue backlog12 100 100 134 Middle office metric Uninstalled revenue backlog13 102 114 100 Alpha metrics # of mandate wins3 4 2 2 Live mandates to-date 18 23 25 Professional services Software- enabled (incl. SaaS)9 On-premises9 25% YoY Growth Business momentum Front office software and data ($M) 8 Future growth driven by Front, Middle and Alpha 4Q24 performance +35% +10% Refer to the Appendix included with this presentation for endnotes 1 to 26.

9 NII and NIM ($M) 14 Average balance sheet highlights ($B) A A Line items are rounded. Refer to the Appendix included with this presentation for endnotes 1 to 26. 4Q23 1Q24 2Q24 3Q24 4Q24 Total assets $279 $299 $306 $315 $327 Cash15 75 95 91 90 94 Investment portfolio 103 101 105 107 105 HTM % (EOP) 56% 52% 47% 47% 45% Duration (EOP) 16 2.7 2.7 2.5 2.5 2.2 Loans17 37 38 39 40 42 Total deposits $207 $219 $221 $225 $237 % Operational 18 74% 73% 75% 75% 74% NIM14 (FTE, %) 1.16% 1.13% 1.13% 1.07% 1.07% 4Q23 1Q24 2Q24 3Q24 $678 $716 $735 $723 4Q24 $749 • Assets increased 17% YoY and 4% QoQ primarily due to an increase in total deposits and balance sheet funding • Deposits increased 15% YoY mainly driven by growth in interest-bearing balances, partially offset by a reduction in non-interest-bearing deposits • Loan growth of 15% YoY and 7% QoQ driven by strong client demand • Up 10% YoY primarily driven by higher investment securities yields and double-digit loan growth, partially offset by deposit mix shift • Up 4% QoQ largely due to higher deposit balances and loan growth Average assets and liabilities4Q24 performance B +4% +10%

Expenses

Expenses

(Ex-notable items, non-GAAP, $M)[A]



+8%
+3%
YoY %
$2,202
$2,308
$2,382
Comp. & benefits
1,065
1,134
1,148
8%
Info. sys.
432
463
480
11%
Tran. processing
242
255
245
1%
Occupancy
107
105
110
3%
Other[19]
356
351
399
12%
4Q23
3Q24
4Q24

	4Q23	3Q24	4Q24	
GAAP Expenses	$2,822	$2,308	$2,440	YoY -14% QoQ +6%
Headcount	46,451	52,566	52,626	YoY +13% QoQ flat
Pro-forma[21]	*54,577*			*YoY -4%*

Headcount reflects the consolidation of two operations JVs in India (one in 4Q23 and one in 2Q24), which increased headcount by ~12,000. The associated headcount costs were previously reflected in the Compensation and employee benefits line.

4Q24 performance

(Ex-notable items, non-GAAP, $M)[A]

Expenses of $2,382M up 8% YoY and up 3% QoQ[A]

- **Compensation and employee benefits of $1,148M**[20]
  - Up 8% YoY mainly due to higher performance-based incentive compensation and elevated employee benefits
  - Up 1% QoQ primarily driven by higher performance-based incentive compensation
- **Information systems and communications of $480M**
  - Up 11% YoY and 4% QoQ largely from higher technology and infrastructure investments, partially offset by vendor savings initiatives
- **Transaction processing services of $245M**
  - Up 1% YoY primarily reflecting higher revenue-related costs associated with broker fees and market data
  - Down (4)% QoQ mainly from lower sub-custody costs from vendor credits
- **Occupancy of $110M**[20]
- **Other of $399M**[19,20]
  - Up 12% YoY and 14% QoQ mainly due to higher professional services and episodic client-related costs

[A] These are non-GAAP presentations; refer to the Appendix for a reconciliation of ex-notable items and further explanations of non-GAAP measures.
Refer to the Appendix included with this presentation for endnotes 1 to 26.

10

STATE STREET

Capital and liquidity ratios

Ratios (%, as of period-end)[22]

CET1 (Standardized)


11.6%
11.1%
11.2%
11.6%
10.9%
10-11%
STT Target Range
1.0%
2.5%
4.5%
8.0%
G-SIB surcharge
SCB[23]
Minimum ratio
4Q23
1Q24
2Q24
3Q24
4Q24
Requirement

Tier 1 leverage


5.5%
5.4%
5.3%
5.5%
5.2%
5.25-5.75%
STT Target Range
4.0%
Minimum ratio
4Q23
1Q24
2Q24
3Q24
4Q24
Requirement

State Street Bank and Trust LCR[24]


122%
130%
134%
129%
134%
100%
4Q23
1Q24
2Q24
3Q24
4Q24
Requirement

Refer to the Appendix included with this presentation for endnotes 1 to 26.

Capital and liquidity highlights

- 4Q24 standardized CET1 ratio at quarter-end of 10.9% decreased (0.7)%pts QoQ primarily due to increased capital return and higher deployment of RWA for business growth, partially offset by capital generated from earnings
- 4Q24 Tier 1 leverage ratio of 5.2% decreased (0.3)%pts QoQ mainly driven by higher average balance sheet levels
- Returned $770M to common shareholders, including $550M of share repurchases and $220M of declared dividends
  - 106% total payout ratio[1]

Capital ($B unless otherwise noted, capital metrics as of period-end)

	4Q23	3Q24	4Q24
Standardized CET1			
CET1 capital	$13.0	$14.0	**$13.8**
Risk weighted assets	112	121	**126**
Tier 1 leverage			
Tier 1 capital	14.9	16.9	**16.6**
Leverage exposure[25]	270	306	**318**
OCI impact of investment portfolio on regulatory capital[26]	0.4	0.4	**(0.1)**

11

STATE STREET

FY2025 outlook and key assumptions

	FY2025 Outlook[A]	Key Assumptions
Fee Revenue	• **Up ~3-5% YoY**	• Growth in servicing and management fees driven by higher average market levels and organic growth • Growth in FX Trading and Securities Financing on higher volumes and volatility • Continued growth in Front office software and data revenue • Negative impact of currency translation reducing growth by ~1%pt
NII	• **NII roughly flat YoY** *(+/- low-single-digits % YoY)*	• Market-implied forward interest rates globally as of year-end 2024 • Deposit mix-shift; continued decline in non-interest-bearing deposits • Loan growth
Expenses	• **Up ~2-3% YoY**	• Continued incremental investments in business-growth, as well as infrastructure and technology (~$400M+) • Higher revenue-related expenses • Productivity savings driven by further operating model simplification, process re-engineering and automation along with resource optimization (~$500M) • Positive impact of currency translation reducing growth by ~1%pt
Operating Leverage	• **Positive fee and total operating leverage**	• Resulting from continued fee revenue growth and expense discipline • Positive operating leverage assumes no material headwind from NII

Operating Environment

- **Global equity markets up 5% from year-end 2024; implies full-year daily average global equity markets up ~8% YoY**
- **Interest rate outlook aligned with forward curve as of year-end 2024**

[A] Outlook, in particular fee revenue and NII, are, among other things, dependent on macroeconomic, industry and other factors, including, but not limited to, the impacts from changes in interest rates, as well as equity and fixed income markets (which are highly uncertain). Outlook does not reflect items outside of the normal course of business. Financial metrics are ex-notable items (e.g. items outside of the normal course of business), which are non-GAAP measures; refer to the Appendix for a reconciliation of ex-notable items/currency translation (for FY2024 results) and further explanations of non-GAAP measures.

12

STATE STREET

13

14 4Q24 line of business performance 15 FY2024 line of business performance 16 Reconciliation of notable items 17 Reconciliation of constant currency impacts 18 Endnotes & other information 19 Forward-looking statements 21 Non-GAAP measures 22 Definitions 23

15 2,040 State StreetAInvestment Servicing Total revenueB 671 743 1,827 2,040 4Q23 4Q24 $2,498M $2,784M Pre-tax income Fee revenue NII Pre-tax margin 27.7% 29.5% +1.8%pts YoY % ∆ +12% +11% +11% +19% Investment Management Total revenueC 4Q23 4Q24 $545M $628M Pre-tax income Pre-tax margin 24.0% 31.5% +7.5%pts 4Q23 4Q24 $131M $198M YoY % ∆ +15% +51% Total revenue ex-notable itemsB,D 678 749 2,365 2,662 4Q23 4Q24 $3,043M $3,412M Pre-tax income ex-notable itemsD Fee revenue NII Pre-tax margin 27.0% 29.8% +2.8%pts YoY % ∆ +13% +10% +12% +24% A State Street includes line of business results from Investment Servicing, Investment Management, and Other. Refer to the Addendum for further line of business information. B Total revenue also includes Other income of $1M in 4Q24. C 4Q23 and 4Q24 Total revenue includes $7M and $6M in NII, respectively. D These are non-GAAP presentations; refer to the Appendix for a reconciliation of ex-notable items and further explanations of non-GAAP measures. 4Q23 4Q24 $691M $820M 4Q23 4Q24 $821M $1,018M

16 7,755 State StreetAInvestment Servicing Total revenueB 2,740 2,899 7,420 7,755 2023 2024 $10,160M $10,656M Pre-tax income Fee revenue NII Pre-tax margin 26.6% 27.2% +0.6%pts YoY % ∆ +5% +6% +5% +7% Investment Management Total revenueC 2023 2024 $2,079M $2,344M Pre-tax income Pre-tax margin 25.9% 29.4% +3.5%pts 2023 2024 $539M $689M YoY % ∆ +13% +28% Total revenue ex-notable itemsB,D 2,759 2,923 9,480 10,075 2023 2024 $12,239M $13,000M Pre-tax income ex-notable itemsD Fee revenue NII Pre-tax margin ex-notable items D 26.4% 27.6% +1.2%pts YoY % ∆ +6% +6% +6% +11% A State Street includes line of business results from Investment Servicing, Investment Management, and Other. Refer to the Addendum for further line of business information. B 2024 Total revenue includes $2M in Other income. C 2023 and 2024 Total revenue includes $19M and $24M in NII, respectively. D This is a non-GAAP presentation; refer to the Appendix for a reconciliation of ex-notable items and further explanations of non-GAAP measures. 2023 2024 $2,701M $2,894M 2023 2024 $3,230M $3,583M

Reconciliation of notable items

Quarterly reconciliation

(Dollars in millions, unless noted otherwise)	1Q23	2Q23	3Q23	4Q23	1Q24	2Q24	3Q24	4Q24	% Change 4Q24 vs. 4Q23	% Change 4Q24 vs. 3Q24	Year-to-Date 2023	Year-to-Date 2024	% Change YTD 2024 vs. YTD 2023
Total fee revenue, GAAP-basis	$ 2,335	$ 2,419	$ 2,361	$ 2,365	$ 2,422	$ 2,456	$ 2,616	$ 2,662	12.6%	1.8%	$ 9,480	$ 10,156	7.1%
Less: Notable items:													
Foreign exchange trading services							(15)					(15)	
Other fee revenue							(66)					(66)	
Total fee revenue, excluding notable items	**2,335**	**2,419**	**2,361**	**2,365**	**2,422**	**2,456**	**2,535**	**2,662**	12.6%	5.0%	**9,480**	**10,075**	6.3%
Total revenue, GAAP-basis	3,101	3,110	2,691	3,043	3,138	3,191	3,259	3,412	12.1%	4.7%	11,945	13,000	8.8%
Less: Notable items:													
Foreign exchange trading services							(15)					(15)	
Other fee revenue							(66)					(66)	
(Gains) losses related to investment securities, net			294				81				294	81	
Total revenue, excluding notable items	**3,101**	**3,110**	**2,985**	**3,043**	**3,138**	**3,191**	**3,259**	**3,412**	12.1%	4.7%	**12,239**	**13,000**	6.2%
Total expenses, GAAP basis	2,369	2,212	2,180	2,822	2,513	2,269	2,308	2,440	(13.5)%	5.7%	9,583	9,530	(0.6)%
Less: Notable items:													
Acquisition and restructuring costs				15							15		
Deferred compensation expense acceleration								(79)				(79)	
Repositioning charges				(203)				2			(203)	2	
FDIC special assessment				(387)	(130)			31			(387)	(99)	
Other notable items				(45)				(12)			(45)	(12)	
Total expenses, excluding notable items	**2,369**	**2,212**	**2,180**	**2,202**	**2,383**	**2,269**	**2,308**	**2,382**	8.2%	3.2%	**8,963**	**9,342**	4.2%
Seasonal expenses	(181)				(162)						(181)	(162)	
Total expenses, excluding notable items and seasonal expense items	**$ 2,188**	**$ 2,212**	**$ 2,180**	**$ 2,202**	**$ 2,221**	**$ 2,269**	**$ 2,308**	**$ 2,382**	8.2%	3.2%	**$ 8,782**	**$ 9,180**	4.5%
Fee operating leverage, GAAP-basis (%pts)[A]									26.10% pts	-3.96% pts			7.68% pts
Fee operating leverage, excluding notable items (%pts)[B]									4.39% pts	1.80% pts			2.05% pts
Operating leverage, GAAP-basis (%pts)[C]									25.67% pts	-1.03% pts			9.38% pts
Operating leverage, excluding notable items (%pts)[D]									3.96% pts	1.48% pts			1.99% pts
Pre-tax margin, GAAP-basis (%)	22.2%	29.5%	19.0%	6.6%	19.1%	28.6%	28.4%	28.1%	21.5% pts	-0.3% pts	19.4%	26.1%	6.7% pts
Notable items as reconciled above (%)			8.0%	20.4%	4.1%			1.7%			7.0%	1.5%	
Pre-tax margin, excluding notable items (%)	**22.2%**	**29.5%**	**27.0%**	**27.0%**	**23.2%**	**28.6%**	**28.4%**	**29.8%**	2.8% pts	1.4% pts	**26.4%**	**27.6%**	1.2% pts
Net income available to common shareholders, GAAP-basis	$ 525	$ 726	$ 398	$ 172	$ 418	$ 655	$ 682	$ 728	nm	6.7%	$ 1,821	$ 2,483	36.4%
Notable items as reconciled above: pre-tax			294	620	130			58			914	188	
Tax impact on notable items as reconciled above			(79)	(156)	(31)			(17)			(235)	(48)	
Net income available to common shareholders, excluding notable items	**$ 525**	**$ 726**	**$ 613**	**$ 636**	**$ 517**	**$ 655**	**$ 682**	**$ 769**	20.9%	12.8%	**$ 2,500**	**$ 2,623**	4.9%
Diluted EPS, GAAP-basis	$ 1.52	$ 2.17	$ 1.25	$ 0.55	$ 1.37	$ 2.15	$ 2.26	$ 2.46	nm	8.8%	$ 5.58	$ 8.21	47.1%
Notable items as reconciled above			0.68	1.49	0.32			0.14			2.08	0.46	
Diluted EPS, excluding notable items	**$ 1.52**	**$ 2.17**	**$ 1.93**	**$ 2.04**	**$ 1.69**	**$ 2.15**	**$ 2.26**	**$ 2.60**	27.5%	15.0%	**$ 7.66**	**$ 8.67**	13.2%

[A] Calculated as the period-over-period change in total fee revenue less the period-over-period change in total expenses. [B] Calculated as the period-over-period change in total fee revenue, excluding notable items less the period-over-period change in total expenses, excluding notable items. [C] Calculated as the period-over-period change in total revenue less the period-over-period change in total expenses. [D] Calculated as the period-over-period change in total revenue, excluding notable items less the period-over-period change in total expenses, excluding notable items.

17

STATE STREET

Reconciliation of constant currency impacts

Reconciliation of Constant Currency FX Impacts	Reported			Currency Translation Impact		Excluding Currency Impact		% Change Constant Currency	
(Dollars in millions)	4Q23	3Q24	4Q24	4Q24 vs. 4Q23	4Q24 vs. 3Q24	4Q24 vs. 4Q23	4Q24 vs. 3Q24	4Q24 vs. 4Q23	4Q24 vs. 3Q24
Non-GAAP basis									
Servicing fees, excluding notable items	$ 1,212	$ 1,266	$ 1,283	$ (1)	$ (10)	$ 1,284	$ 1,293	5.9%	2.1%
Management fees, excluding notable items	479	527	576	-	(2)	576	578	20.3%	9.7%
Foreign exchange trading services, excluding notable items	307	359	360	-	-	360	360	17.3%	0.3%
Securities finance, excluding notable items	97	116	118	-	-	118	118	21.6%	1.7%
Software and processing fees, excluding notable items	237	208	259	1	-	258	259	8.9%	24.5%
Other fee revenue, excluding notable items	33	59	66	-	-	66	66	100.0%	11.9%
Total fee revenue, excluding notable items	**2,365**	**2,535**	**2,662**	**-**	**(12)**	**2,662**	**2,674**	**12.6%**	**5.5%**
Net interest income, excluding notable items	678	723	749	(2)	(10)	751	759	10.8%	5.0%
Total other income, excluding notable items	-	1	1	-	-	1	1	nm	0.0%
Total revenue, excluding notable items	**$ 3,043**	**$ 3,259**	**$ 3,412**	**$ (2)**	**$ (22)**	**$ 3,414**	**$ 3,434**	**12.2%**	**5.4%**
Compensation and employee benefits, excluding notable items	$ 1,065	$ 1,134	$ 1,148	$ 1	$ (11)	$ 1,147	$ 1,159	7.7%	2.2%
Information systems and communications, excluding notable items	432	463	480	-	(1)	480	481	11.1%	3.9%
Transaction processing services, excluding notable items	242	255	245	-	(1)	245	246	1.2%	(3.5)%
Occupancy, excluding notable items	107	105	110	-	(1)	110	111	2.8%	5.7%
Other expenses, excluding notable items	356	351	399	-	(2)	399	401	12.1%	14.2%
Total expenses, excluding notable items	**$ 2,202**	**$ 2,308**	**$ 2,382**	**$ 1**	**$ (16)**	**$ 2,381**	**$ 2,398**	**8.1%**	**3.9%**

18

STATE STREET

19 This presentation (and the conference call accompanying it) includes certain highlights of, and also material supplemental to, State Street Corporation’s news release announcing its fourth quarter 2024 financial results. That news release contains a more detailed discussion of many of the matters described in this presentation and is accompanied by an Addendum with detailed financial tables. This presentation (and the conference call accompanying it) is designed to be reviewed together with that news release and that Addendum, which are available on State Street’s website, at http://investors.statestreet.com, and are incorporated herein by reference. No other information on our website is incorporated herein by reference. 1. Capital returned represents the common stock dividends declared during FY2024 and common share repurchases made in FY2024. Total payout represents capital returned divided by net income available to common shareholders over the period of FY2024. Stock purchases under our common stock repurchase programs may be made using various types of transactions, including open-market purchases, accelerated share repurchases or other transactions off the market, and may be made under Rule 10b5-1 trading programs. The timing and amount of any stock purchases and the type of transaction may not be consistent over the duration of the program, may vary from reporting period to reporting period and will depend on several factors, including our capital position and financial performance, investment opportunities, market conditions, regulatory considerations including the nature and timing of implementation of revisions to the Basel III framework, and the amount of common stock issued as part of employee compensation programs. The common share repurchase programs do not have specific price targets and may be suspended at any time. State Street’s common stock and other stock dividends, including the declaration, timing and amount, remain subject to consideration and approval by State Street’s Board of Directors at the relevant times. 2. Servicing fee revenue wins/backlog represents estimates of future annual revenue associated with new servicing engagements State Street determines to be won during the current reporting period, which may include anticipated servicing-related revenues associated with acquisitions or structured transactions, based upon factors assessed at the time the engagement is determined by State Street to be won, including asset volumes, number of transactions, accounts and holdings, terms and expected strategy. These and other relevant factors influencing projected servicing fees upon asset implementation/onboarding will change from time to time prior to, upon and following asset implementation/onboarding, among other reasons, due to varying market levels and factors and client and investor activity and preferences. Servicing fee/backlog estimates are not updated to reflect those changes, regardless of the magnitude or direction of, or reason for, any change. Servicing fee revenue wins in any period are highly variable and include estimated fees attributable to both (1) services to be provided for new estimated AUC/A reflected in new asset servicing wins for the period (with AUC/A to be onboarded in the future) and (2) additional services to be provided for AUC/A already included in our end-of period AUC/A (i.e., for which other services are currently provided); and the magnitude of one source of servicing fee revenue wins relative to the other (i.e., (1) relative to (2)) will vary from period to period. Therefore, for these and other reasons, comparisons of estimated servicing fee revenue wins to estimated new asset servicing AUC/A wins for any period will not produce reliable fee per AUC/A estimates. No servicing fees are recognized until the point in the future when we begin performing the associated services with respect to the relevant AUC/A. See also endnote 3 below in reference to considerations applicable to pending servicing engagements, which similarly apply to engagements for which reported servicing fee revenue wins/backlog are attributable. 3. New asset servicing mandates, including announced Alpha front-to-back investment servicing clients, may be subject to completion of definitive agreements, consents or assignments, approval of applicable boards and shareholders, customary regulatory approvals or other conditions, the failure to complete any of which will prevent the relevant mandate from being installed and serviced. New asset servicing mandates and servicing assets/fees remaining to be installed in future periods exclude new business which has been contracted, but for which the client has not yet provided permission to publicly disclose or anonymously disclose and is not yet installed. These excluded assets, which from time to time may be significant, will be included in new asset servicing mandates and reflected in servicing assets/fees remaining to be installed in the period in which the client provides its permission. Servicing mandates, servicing assets remaining to be installed in future periods and servicing fee revenues remaining to be installed in future periods are presented on a gross basis based on factors present on or about the time we determine the business to be won by us and are not updated based on subsequent developments, including changes in assets, market valuations, scope and, potentially termination. Such assets therefore also do not include the impact of clients who have notified us during the period of their intent to terminate or reduce their relationship with State Street, which from time to time may be significant. New business in assets to be serviced is reflected in our AUC/A after we begin servicing the assets, and new business in assets to be managed is reflected in our AUM after we begin managing the assets. As such, only a portion of any new asset servicing and asset management mandates may be reflected in our AUC/A and AUM as of any particular date specified. Consistent with past practice, AUC/A values for certain asset classes are based on a lag, typically one-month. Generally, our servicing fee revenues are affected by several factors, and we provide varied services from our full suite of offerings to different clients. The basis for fees will also differ across regions and clients and can reflect pricing pressures traditionally experienced in our industry. Consequently, no assumption should be drawn as to future revenue run rate from announced servicing wins or new servicing business yet to be installed, as the amount of revenue associated with AUC/A can vary materially. Management fees also are generally affected by various factors, including investment product type and strategy and relationship pricing for clients, and are more sensitive to market valuations than are servicing fees. Therefore, no assumption should be drawn from management fees associated with changes in AUM levels. Levels of AUC/A, AUC/A to be installed, Servicing fee wins to be installed and AUM are always presented as of the end of the relevant period, unless otherwise specifically noted. AUM for passive alternative investments has been revised from prior presentations. 4. Company-wide productivity achieved gross savings of ~$500M based on an expenses ex-notable items basis for the comparison between FY2024 and FY2023. FY2024 expenses ex-notable items of $9,342M was up 4% compared to FY2023 expenses ex-notable items of $8,963M. The change is primarily driven by incremental investments of ~$375M and variable costs of ~$400M, offset by gross savings worth ~$500M, of which the significant majority are recurring savings. Financial metrics ex-notable items are non-GAAP measures. For further details on explanations and reconciliations of our non-GAAP measures, refer to Reconciliation of notable items and Non-GAAP measures included in the Appendix. 5. The index names listed are service marks of their respective owners. S&P Global Specials and S&P U.S. Specials Volumes sourced from S&P Global Market Intelligence. 6. Data presented for indicative purposes. Morningstar data includes long-term mutual funds, ETFs and Money Market funds. Mutual fund data represents estimates of net new cash flow, which is new sales minus redemptions combined with net exchanges, while ETF data represents net issuance, which is gross issuance less gross redemptions. Data for Fund of Funds, Feeder funds and Obsolete funds were excluded from the series to prevent double counting. Data is from the Morningstar Direct Asset Flows database. The long-term fund flows reported by Morningstar in North America are composed of U.S. domiciled Market flows mainly in Equities, Allocation and Fixed Income asset classes. 4Q24 data for North America (U.S. domiciled) includes Morningstar actuals for October and November 2024 and Morningstar estimates for December 2024. 4Q24 data for EMEA is on a rolling three month basis for September 2024 through November 2024.

20 7. Other fee revenue primarily consists of income from equity method investments, certain tax-advantaged investments and market-related adjustments. 8. Front office software and data revenue primarily includes revenue from CRD, Alpha Data Platform and Alpha Data Services. Includes Other revenue average of $4M in each of 4Q23 through 4Q24. Revenue line items may not sum to total due to rounding. 9. On-premises revenue is revenue derived from locally installed software. Software-enabled revenue includes SaaS, maintenance and support revenue, FIX, brokerage, and value-add services. The revenue recognition pattern for On-premises installations differs from software-enabled revenue. 10. Front office bookings represent signed ARR contract values for CRD, CRD for Private Markets, Alpha Data Platform, and Alpha Data Services excluding bookings with affiliates, including SSGA. Front office revenue derived from affiliate agreements is eliminated in consolidation for financial reporting purposes. 11. Front office software and data annual recurring revenue (ARR), an operating metric, is calculated by annualizing current quarter revenue for CRD and CRD for Private Markets and includes the annualized amount of most software-enabled revenue, including revenue generated from SaaS, maintenance and support revenue, FIX, and value-added services, which are all expected to be recognized ratably over the term of client contracts. Front office software and data ARR does not include software-enabled brokerage revenue, revenue from affiliates and licensing fees (excluding the portion allocated to maintenance and support) from On-premises software. 12. Represents expected ARR from signed client contracts that are scheduled to be largely installed over the next 24 months for CRD, CRD for Private Markets and Alpha Data Services. It includes SaaS revenue, as well as maintenance and support revenue, and excludes the one-time impact of On-premises license revenue, revenue generated from FIX, brokerage, value-add services, and professional services as well as revenue from affiliates. 13. Represents expected annual revenue from signed client contracts that are scheduled to be largely installed over the next 24 months. This amount of expected revenue is estimated based on factors present on or about the time the contract was signed (and is not updated based on subsequent developments, including changes in assets, market valuations and scope). It does not include professional services revenue or revenue from affiliates. 14. NII is presented on a GAAP-basis. NIM is presented on a fully taxable-equivalent (FTE) basis, and is calculated by dividing FTE NII by average total interest-earning assets. Refer to the Addendum for reconciliations of NII FTE-basis to NII GAAP-basis on the Average Statement of Condition. 15. Includes Cash and due from banks and Interest-bearing deposits with banks. 16. Duration as of period end and based on the total investment portfolio. 17. Average loans are presented on a gross basis. Refer to the Addendum for average loans net of expected credit losses. 18. Calculated as Operational deposits divided by Total deposits, in the respective periods. 19. Other, excluding notable items, includes Other expenses and Amortization of intangible assets. 20. Compensation and employee benefits expenses in 4Q24 included notable items related to the acceleration of deferred compensation charges of $79M and a repositioning release of $15M. Excluding these notable items, 4Q24 adjusted Compensation and employee benefits of $1,148M was up 8% compared to 4Q23 adjusted Compensation and employee benefits of $1,065M and up 1% compared to 3Q24 Compensation and employee benefits of $1,134M. Occupancy expenses in 4Q24 included a notable item related to repositioning charges of $13M. Excluding the notable item, 4Q24 adjusted Occupancy of $110M was up 3% compared to 4Q23 adjusted Occupancy of $107M and up 5% compared to 3Q24 Occupancy expenses of $105M. Other expenses in 4Q24 included notable items related to a reduction in the special assessment from the FDIC of $31M, and charges related to operating model changes of $12M. Excluding these notable items, 4Q24 adjusted Other expense of $399M was up 12% compared to 4Q23 Other expenses of $356M and up 14% compared to 3Q24 Other expenses of $351M. 21. Pro-forma headcount reflects estimated total headcount for 4Q23 as if the headcount of the India joint venture that was consolidated in 2Q24 had been included in the prior period and is based on headcount in each joint venture at the end of the period. 22. Unless otherwise noted, all capital ratios referenced on this slide and elsewhere in this presentation refer to State Street Corporation, or State Street, and not State Street Bank and Trust Company. All capital ratios are as of quarter end. The lower of capital ratios calculated under the Basel III advanced approaches and under the Basel III standardized approach are applied in the assessment of our capital adequacy for regulatory purposes. Standardized approach ratios were binding for 4Q23 to 4Q24. Refer to the Addendum for descriptions of these ratios. December 31, 2024 capital ratios are presented as of quarter-end and are preliminary estimates. 23. The SCB of 2.5% effective on October 1, 2024 is calculated based upon the results of the CCAR 2024 exam. 24. State Street Corporation LCR in 4Q24 remained flat QoQ at ~107% and increased 1%pt YoY to ~107%; State Street Bank and Trust's (SSBT) LCR is significantly higher than State Street Corporation's (SSC) LCR, primarily due to application of the transferability restriction in the U.S. LCR Final Rule to the calculation of SSC’s LCR. This restriction limits the amount of HQLA held at SSC’s principal banking subsidiary, SSBT, and available for the calculation of SSC’s LCR to the amount of net cash outflows of SSBT. This transferability restriction does not apply in the calculation of SSBT’s LCR, and therefore SSBT’s LCR reflects the full benefit of all of its HQLA holdings. Leverage exposure is equal to average consolidated assets less applicable Tier 1 leverage capital reductions under regulatory standards. 25. Leverage exposure is equal to average consolidated assets less applicable Tier 1 leverage capital reductions under regulatory standards. 26. OCI impact of investment portfolio on regulatory capital is a sub-component within GAAP AOCI.

21 This Presentation contains forward-looking statements within the meaning of United States securities laws, including statements about our goals and expectations regarding our strategy, growth and sales prospects, capital management, business, financial and capital condition, results of operations, the financial and market outlook and the business environment. Forward-looking statements are often, but not always, identified by such forward- looking terminology as “outlook,” “priority,” “will,” “expect,” “intend,” “aim,” “outcome,” “future,” “strategy,” “pipeline,” “trajectory,” “target," “guidance,” “objective,” “plan,” “forecast,” “believe,” “anticipate,” “estimate,” “seek,” “may,” “trend,” and “goal,” or similar statements or variations of such terms. These statements are not guarantees of future performance, are inherently uncertain, are based on current assumptions that are difficult to predict and involve a number of risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed in those statements, and those statements should not be relied upon as representing our expectations or beliefs as of any time subsequent to the time this Presentation is first issued. We are subject to intense competition, which could negatively affect our profitability; We are subject to significant pricing pressure and variability in our financial results and our AUC/A and AUM; We could be adversely affected by political, geopolitical, economic and market conditions including, for example, as a result of liquidity or capital deficiencies (actual or perceived) by other financial institutions and related market and government actions, the ongoing wars in Ukraine and in the Middle East, major political shifts domestically or internationally, actions taken by central banks to address inflationary and growth pressures, changes in monetary policy, periods of significant volatility in the markets for equity, fixed income and other assets classes globally or within specific markets; Our development and completion of new products and services, including State Street Alpha® and those related to wealth servicing, alternative investment management or digital assets or incorporating artificial intelligence, may impose costs on us, involve dependencies on third parties and may expose us to increased risks; Our business may be negatively affected by our failure to update and maintain our cybersecurity or technology infrastructure, or otherwise meet the increasing resiliency expectations of our clients and regulators, or as a result of a cyber- attack or similar vulnerability in our or business partners’ infrastructure; Our risk management framework, models and processes may not be effective in identifying or mitigating risk and reducing the potential for related losses, and a failure or circumvention of our controls and procedures, or errors or delays in our operational and transaction processing, or those of third parties, could have an adverse effect on our business, financial condition, operating results and reputation; Acquisitions, strategic alliances, joint ventures and divestitures, and the integration, retention and development of the benefits of these transactions may pose risks for our business; Competition for qualified members of our workforce is intense, and we may not be able to attract and retain the highly skilled people we need to support our business; We have significant global operations and clients that can be adversely impacted by disruptions in key economies, including local, regional and geopolitical developments affecting those economies; Our investment securities portfolio, consolidated financial condition and consolidated results of operations could be adversely affected by changes in the financial markets, governmental action or monetary policy. For example, among other risks, decreases in prevailing interest rates or market conditions have led, and were they to occur in the future could further lead, to decreases in our NII or to portfolio management decisions resulting in reductions in our capital or liquidity ratios; Our business activities expose us to interest rate risk; We assume significant credit risk of counterparties, who may also have substantial financial dependencies on other financial institutions, and these credit exposures and concentrations could expose us to financial loss; Our fee revenue represents a significant portion of our revenue and is subject to decline based on, among other factors, market and currency declines, investment activities and preferences of our clients and their business mix; If we are unable to effectively manage our capital and liquidity, our financial condition, capital ratios, results of operations and business prospects could be adversely affected; We may need to raise additional capital or debt in the future, which may not be available to us or may only be available on unfavorable terms; If we experience a downgrade in our credit ratings, or an actual or perceived reduction in our financial strength, our borrowing and capital costs, liquidity and reputation could be adversely affected; Our business and capital-related activities, including common share repurchases, may be adversely affected by regulatory requirements and considerations, including capital, credit and liquidity; We face extensive and changing government regulation and supervision in the U.S. and non-U.S. jurisdictions in which we operate, which may increase our costs and compliance risks and may affect our business activities and strategies; Our businesses may be adversely affected by government enforcement and litigation; Our businesses may be adversely affected by increased and conflicting political and regulatory scrutiny of asset management stewardship and corporate sustainability or ESG practices; Any misappropriation of the confidential information we possess could have an adverse impact on our business and could subject us to regulatory actions, litigation and other adverse effects; Our calculations of risk exposures, total RWA and capital ratios depend on data inputs, formulae, models, correlations and assumptions that are subject to change, which could materially impact our risk exposures, our total RWA and our capital ratios from period to period; Changes in accounting standards may adversely affect our consolidated results of operations and financial condition; Changes in tax laws, rules or regulations, challenges to our tax positions and changes in the composition of our pre-tax earnings may increase our effective tax rate; We could face liabilities for withholding and other non-income taxes, including in connection with our services to clients, as a result of tax authority examinations; Our businesses may be negatively affected by adverse publicity or other reputational harm; Shifting and maintaining operational activities to non-U.S. jurisdictions, changing our operating model, and outsourcing to, or insourcing from, third parties expose us to increased operational risk, geopolitical risk and reputational harm and may not result in expected cost savings or operational improvements; Attacks or unauthorized access to our or our business partners’ or clients’ information technology systems or facilities, such as cyber-attacks or other disruptions to our or their operations, could result in significant costs, reputational damage and impacts on our business activities; Long-term contracts and customizing service delivery for clients expose us to increased operational risk, pricing and performance risk; We may not be able to protect our intellectual property, and we are subject to claims of third party intellectual property rights; The quantitative models we use to manage our business may contain errors that could adversely impact our business, financial condition, operating results and regulatory compliance; Our reputation and business prospects may be damaged if investors in the collective investment pools we sponsor or manage incur substantial losses in these investment pools or are restricted in redeeming their interests in these investment pools; The impacts of regulatory or policy change, shifting consumer preferences, or disclosure requirements related to climate, physical and transition risk could adversely affect us; and we may incur losses or face negative impacts on our business as a result of unforeseen events, including terrorist attacks, geopolitical events, acute or chronic physical risk events, including natural disasters, pandemics, global conflicts, or a banking crisis, which may have a negative impact on our business and operations. Other important factors that could cause actual results to differ materially from those indicated by any forward-looking statements are set forth in our 2023 Annual Report on Form 10-K and our subsequent SEC filings. We encourage investors to read these filings, particularly the sections on risk factors, for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this Presentation should not by relied on as representing our expectations or beliefs as of any time subsequent to the time this Presentation is first issued, and we do not undertake efforts to revise those forward-looking statements to reflect events after that time.

22 In addition to presenting State Street's financial results in conformity with U.S. generally accepted accounting principles, or GAAP, management also presents certain financial information on a basis that excludes or adjusts one or more items from GAAP. This latter basis is a non-GAAP presentation. In general, our non-GAAP financial results adjust selected GAAP-basis financial results to exclude the impact of revenue and expenses outside of State Street’s normal course of business or other notable items, such as acquisition and restructuring charges, repositioning charges, gains/losses on sales, as well as, for selected comparisons, seasonal items. For example, we sometimes present expenses on a basis we may refer to as “expenses ex-notable items", which exclude notable items and, to provide additional perspective on both prior year quarter and sequential quarter comparisons, may also exclude seasonal items. Management believes that this presentation of financial information facilitates an investor's further understanding and analysis of State Street's financial performance and trends with respect to State Street’s business operations from period-to-period, including providing additional insight into our underlying margin and profitability. In addition, Management may also provide additional non-GAAP measures. For example, we may present revenue and expense measures on a constant currency basis to identify the significance of changes in foreign currency exchange rates (which often are variable) in period-to-period comparisons. This presentation represents the effects of applying prior period weighted average foreign currency exchange rates to current period results. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP. Refer to the Addendum for reconciliations of our non-GAAP financial information. To access the Addendum go to http://investors.statestreet.com and click on “Filings & Reports – Quarterly Results”.

23